THIS TRANSFER AGREEMENT (THE "AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S ("REGULATION S") UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS AGREEMENT is dated effective July 24, 2008.

AMONG:

Stuart Wooldridge ("Wooldridge" or "Vendor")

AND:

Orca International Language Schools Inc., of 1685 58A Street, Delta, British Columbia , Canada
("ORCA")

AND:

SGB C&C Investment Ltd., of 909 – 6081 No. 3 Road, Richmond, British Columbia, Canada
("Purchaser")

WHEREAS:

(A) The Vendor is the registered and beneficial owners of that number of restricted shares in the capital of ORCA set opposite his name below, and has agreed to sell the Vended Shares (as hereinafter defined) to Purchaser, on the terms contained herein.

The Vendor	Restricted shares owned	Shares to be sold
Stuart Wooldridge	4,206,210	2,635,000

	TOTALS:	**4,311,210**	**2,635,000**

the 2,635,000 shares being hereinafter referred to as the "Vended Shares";

(B) The Purchaser agrees to acquire the Vended Shares on the terms contained herein.

(C) ORCA is listed for trading on the OTC Bulletin Board;

NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter contained, the Parties agree as follows:

1. The Vendor hereby agrees to sell the Vended Shares to the PURCHASER for a total purchase price of $308,750 ("Purchase Price").

2. The Purchase Price shall be paid as follows:

   (a) $25,000 (the "Deposit") upon execution of this Agreement to Stuart Wooldridge to be distributed to the Vendor on a non-refundable basis; and

   (b) $283,750 (the "Balance") to the Vendor on the Closing Date;

3. The Purchaser shall also, upon the execution of this Agreement, lend $30,000 to ORCA by paying the said amount in trust to ORCA's legal counsel for the credit of ORCA, to reimburse ORCA for filing fees and for the legal fees and expenses that it incurs for work done pursuant to this Agreement. This work will include preparing the acquisition documentation and legal advice for the envisioned acquisition of natural gas interests. If this Agreement terminates before the Closing Date and any of the said monies that have not been consumed by disbursements or billings from ORCA's legal counsel (the "Remaining Funds"), then the Remaining Funds shall be forthwith repaid to the Purchaser. If this Agreement is terminated, the monies which have been paid by the Purchaser pursuant to this clause and which have been consumed by disbursements or billings by ORCA's legal counsel will not be repayable by ORCA and will be forfeited as liquidated damages. If the closing of this Agreement is completed all of the money loaned by the Purchaser to ORCA will be repayable by ORCA to the Purchaser.

4. The closing of the purchase and sale of the Vended Shares (the "Closing") will take place on or before July 24, 2008 or such other date as may be agreed to by the parties hereto (the "Closing Date"). The Closing may take place by exchange of appropriate solicitor's undertakings, which will involve each party's solicitors delivering to his or her counterparts all required consideration and documentation, to be held in trust and not released until all required closing deliveries have been made and all conditions to Closing have been satisfied or waived by the party which has the benefit of such conditions.

5. On the Closing Date, the Purchaser will pay the Vendor the Balance of the Purchase Price by delivering to the Vendor a bank draft, certified cheque or solicitor's trust account cheque in the amount of $283,750. On the Closing Date, Stuart Wooldridge will donate to

the company the amounts owing to him and his company (555155 B.C. Ltd.) as shown on the March 31, 2008 audited financial statements, namely $42,326.

6. On the Closing Date, the Vendor will deliver to the Purchaser, the following documents:

(a) share certificates representing the Vended Shares together with one or more stock transfer powers of attorney, duly endorsed by the Vendor for transfer in form acceptable to ORCA for the purposes of effecting the registration of the Vended Shares in the name of the Purchaser; and

(b) all other documents and instruments as the Purchaser may reasonably require.

7. The Vendor jointly and severally represent and warrant to the Purchaser (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Shares as contemplated herein, that:

(a) each the Vendor is the beneficial and registered owner of the Vended Shares free and clear of all liens, charges and encumbrances of any kind whatsoever;

(b) other than as has been disclosed to the Purchaser, there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the Vendor or any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the Vended Shares or the ownership thereof;

(c) each of the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement and to transfer the legal and beneficial title and ownership of the Vended Shares to the Purchaser;

(d) no person, firm, corporation or entity of any kind has or will have any agreement or option or any right capable at any time of becoming an agreement to:

    (i) purchase or otherwise acquire the Vended Shares; or

    (ii) require any of the Vendor to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Vended Shares other than under this Agreement; and

(e) this Agreement and all other documents required to be executed and delivered by the respective Vendor have been duly, or will when executed and delivered be duly, executed and delivered by the respective Vendor, and constitute the legal, valid and binding obligations of the respective Vendor, enforceable

against the respective Vendor in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies.

8. The Purchaser represents and warrants to each of the Vendor (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Vended Shares as contemplated herein, that it:

(a) is not a U.S. Person (as such term is defined in Regulation S of the Securities Act (the "1933 Act")) and is not acquiring the Vended Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(b) is outside the United States when receiving and executing this Agreement;

(c) understands that the Vended Shares have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with any applicable securities laws;

(d) understands and agrees that offers and sales of any of the Vended Shares, prior to the expiration of a period (as specified in Regulation S) after the date of transfer of the Vended Shares (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with all applicable securities laws;

(e) understands and agrees not to engage in any hedging transactions involving the Vended Shares, prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the provisions of the 1933 Act;

(f) is acquiring the Vended Shares as principal for investment only and not with a view to resale or distribution and, in particular, the Purchaser has no intention to distribute either directly or indirectly any of the Vended Shares in the United States or to U.S. Persons, except in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(g) acknowledges that the Purchaser has not acquired the Vended Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in

Regulation S) in the United States in respect of any of the Vended Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Vended Shares provided, however, that the Purchaser may sell or otherwise dispose of any of the Vended Shares pursuant to registration of any of the Vended Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(h) the Purchaser has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement;

(i) the Purchaser has not taken any action which would impose any obligation or liability to any person for finder's fees, agent's commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(j) the sale of the Vended Shares to the Purchaser as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Purchaser;

(k) the Purchaser is an "accredited investor" as that term is defined in National Instrument 45-106; and

(l) understands that ORCA is not a reporting issuer in any province of Canada and therefore resale of any of the Vended Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation.

9. The Purchaser agrees to deliver, along with an executed copy of this Agreement:

(a) a fully completed and executed Questionnaire in the form attached as Exhibit 1 hereto; and

(b) such other supporting documentation that the ORCA or its legal counsel may request to establish the Purchaser's exemption from the prospectus and registration requirements of applicable securities legislation.

10. The Purchaser understands that ORCA is not a reporting issuer in any province of Canada and therefore resale of any of the Vended Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation. The Purchaser hereby acknowledges that a legend may be required on the certificates representing the Vended Shares to the effect that the Vended Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation. The Purchaser hereby acknowledges and agrees to ORCA making a notation on its records or giving instructions to the registrar and transfer agent of

ORCA in order to implement the restrictions on transfer set forth and described in this Agreement. By executing and delivering this Agreement, the Purchaser will have directed ORCA not to include a Canadian legend on any certificates representing the Vended Shares. As a consequence, the Purchaser may not be able to rely on the resale provisions of National Instrument 45-102, and any subsequent trade in the Vended Shares during or after the Canadian hold period described therein may be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

11. Simultaneously with the date of the receipt of the required approvals, all the Directors except for Stuart Wooldridge will resign as Directors and Officers of ORCA and, on that date, the Board will appoint two (2) nominees of the PURCHASER as Directors of ORCA.

12. The current Directors warrant that the current debt of the company as of June 30, 2008 is approximately $10,000 for professional services, (namely $5,000 in legal fees, $3,000 in bookkeeping fees, and $2,000 in transfer agent, filing services, and miscellaneous fees) and $5,000 for a note owing to a director (Sherri MacDonald). The company has not received invoice for the current audit. At the closing date, Stuart Wooldridge will note to the company the amount of the approximately $10,000 for the professional services fee.

The current Directors warrant that the company has no any other undisclosed debt as of June 30, 2008, and has no any lawsuit and impending legal matter.

13. Each of the Purchaser and the Vendor acknowledge that:

(a) this Agreement was prepared by Clark Wilson LLP for ORCA;

(b) Clark Wilson LLP received instructions from ORCA and does not represent the Purchaser or the Vendor;

(c) the Purchaser and Vendor have been requested to obtain their own independent legal advice;

(d) the Purchaser and Vendor have been given adequate time to obtain independent legal advice;

(e) by signing this Agreement, the Purchaser and Vendor confirm that they each fully understand this Agreement; and

(f) by signing this Agreement without first obtaining independent legal advice, the Purchaser and Vendor waive their respective right to obtain legal advice.

14. This Agreement shall be governed and interpreted pursuant to the laws of the Province of British Columbia, and the laws of Canada applicable therein.

15. Any dispute, controversy or claim arising out of or relating to this Agreement or the interpretation of any of the provisions hereof will be finally settled by arbitration in

accordance with the Arbitration Rules of The British Columbia International Commercial Arbitration Centre ("Centre") in effect on the date hereof.

16. This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective administrators and permitted assigns, and their related or associated companies or persons.

17. The Parties hereto agree to do such further acts and execute such further documents as may be necessary to carry out the true intent and meaning of this Agreement.

18. This Agreement may be signed by the Parties in counterpart, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have signed, or caused this Agreement to be signed, as of the day and year first above written.

VENDOR:

Witness

Stuart Wooldridge

PURCHASER:

SGB C&C Investment Ltd.

Per:
Xin Li

Per:
Debbie Tin

EXHIBIT 1

QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Transfer Agreement.

The Purchaser covenants, represents and warrants to the Vendor that:

1. the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Transfer Agreement and the Purchaser is able to bear the economic risk of loss arising from such transactions;

2. the Purchaser satisfies one or more of the categories of "accredited investor" (as that term is defined in National Instrument 45-106) indicated below (please check the appropriate box):

   ☐ (a) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland);

   ☐ (b) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a);

   ☐ (c) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in National Instrument 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

   ☐ (d) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

   ☐ (e) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000; or

   ☑ (f) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2008.

If an Individual:

____
Signature

____
Print or Type Name

If a Corporation, Partnership or Other Entity:

____
Print or Type Name of Entity

____
Signature of Authorized Signatory

____
Type of Entity